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                                                                    Exhibit 23.3



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on the financial statements of Target Systems Corporation for the years ended June 30, 1995 and 1994 included in Applix, Inc.'s Amendment No. 1 on Form 8-K/A.


                                                       /s/ Arthur Andersen LLP

                                                       ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 30, 1997